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                                                                    Exhibit 99.2

                           Second Quarter 2006 Results

                            Supplemental Information

                                 August 9, 2006

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                            "Safe Harbor" Statement

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called "forward-looking statements" by words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of those words and other comparable words. We wish to take advantage of "safe harbor" provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.

NON-GAAP FINANCIAL MEASURES

This presentation contains certain non-GAAP financial measures. Reconciliations between the non-GAAP financial measures and the GAAP financial measures are available on the company's Web site at www.rcn.com.

                      Second Quarter 2006 Investor Update

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                                2Q06 Highlights

o  Posted strong growth in revenue, EBITDA, and EBITDA margin

o  Grew customers and RGUs despite seasonality

o  Increased industry-leading ARPC and bundle rates

o  Completed 50k-home build project 6 months early

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                                2006 Objectives

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Margin Expansion
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o  Maintain gross margin
o  Reduce G&A from 40% to 35% of revenue
o  Generate positive free cash flow in 2H06

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Revenue Growth
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o  Strengthen product offerings and sales / marketing execution
o  Reduce churn via improved overall service quality and lifecycle focus
o  Build/Re-build homes
o  Leverage Con Ed platform to accelerate Commercial growth

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Portfolio
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o  Close/Integrate Con Ed
o  Close Megacable
o  SF/LA
o  Strengthen balance sheet

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                                Customer Metrics

Customers (000s) & Penetration
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% Bundled
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Average Revenue per Customer
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RGUs (000s) & RGUs per Customer
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                                 Customer Focus

o  Re-launched new competitive bundles
o  A la carte "Hook & Pull"
o  Process improvement in marketing & sales
o  Created unique Hispanic content tier
o  Advanced digital simulcast to improve quality and HD expansion
o  Invested in RCN.com

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Commercial Update

o  Facilities based On-Net strategy
o  Integration with CEC yielding operational improvements
o  Cross selling opportunities
o  Leveraging the network for residential and business
o  Adding new buildings - surpassing 800
o  Preparing to scale-up to leverage footprint

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Cost Initiatives

o  Optimize and control variable costs
   -  Programming
   -  Network

o  Continue to reduce overhead and fixed costs
   -  Headcount
   -  Facilities
   -  Support contracts
   -  Property taxes
   -  Insurance

o  Focus on process improvements and standardization
   -  Customer care
   -  Billing
   -  Operations best practices

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                          Key Regulatory Achievements

o  New franchise agreements in Lehigh Valley
o  "Must carry" sports - An FCC win in Adelphia/Comcast/Time Warner
o  RCN sports carriage rights - Philadelphia protected
o  Right to arbitrate - First-time opportunity to fight back rate increases
o  PBS Kids VOD - 2-year contract extension
o  Legislation - Assured RCN entitled to same franchise relief as RBOCs/MSOs

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                                 Revenue Trends

Core Residential Revenue
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Commercial Revenue
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Other Residential Revenue(1)
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Total Revenue
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(1)  Other residential revenue includes dial-up and reciprocal compensation

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                              Key Financial Trends

Direct Cost
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Sales, General & Administrative(2)
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EBITDA & EBITDA Margin
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Capital Expenditures
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(1) Q206 results include $5M benefit related to the settlement of disputed network costs

(2) Excludes non-cash stock based compensation

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                            Strong Financial Position

Free Cash Flow
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Cash & Short Term Investments
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Debt/Net Debt
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Leverage Ratio(1)
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(1)  Calculated on a trailing 12 month basis

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                                  2006 Outlook

                             Previous               Current
                             --------               -------
Revenue                    $600 - $605M           $610 - $615M
EBITDA                     $115 - $120M           $125 - $130M
Capital Expenditures       $ 85 - $ 90M           $ 85 - $ 90M

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